UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23240

Eaton Vance Floating-Rate 2022 Target Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2022

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Floating-Rate 2022 Target Term
Trust (EFL)
Annual Report
June 30, 2022

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund's adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2022
Eaton Vance
Floating-Rate 2022 Target Term Trust

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Management’s Discussion of Fund Performance†

Economic and Market Conditions
Amid increasing global concerns about inflation and supply-chain disruptions, and the negative effect of Russia’s invasion of Ukraine on both of those issues, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes during the 12-month period ended June 30, 2022. While returns were nonetheless negative at -2.78% for the S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, senior loans outperformed corporate bonds, corporate high yield bonds, municipal bonds, and U.S. government bonds during the period.
For senior loan investors, the one-year period appeared to consist of two distinct parts. From the opening of the period on July 1, 2021 through January 2022, the asset class generally rallied — except for a pause in July 2021, when returns were flat, and in November 2021 when a new COVID-19 variant caused equity and fixed-income prices to plummet worldwide. In a yield-starved environment, senior loans offered attractive spreads versus other asset classes.
The ongoing rollout of vaccines, the reopening of U.S. businesses, and comparatively low yields in other fixed-income asset classes all provided tailwinds for senior loans during that time. Technical factors also bolstered loan performance as demand outpaced supply and institutional demand for collateralized loan obligations (CLOs) remained strong. Reflecting investors’ seemingly increased appetite for risk, lower-rated loans generally outperformed higher-rated issues.
In February 2022, however, the economic impact of Russia’s invasion of Ukraine became a tipping point for loan performance. While the U.S. Federal Reserve’s (the Fed’s) projection of seven rate increases in 2022 was viewed as a positive for floating-rate loans, investors began to worry about the negative effects of supply-chain disruptions, higher commodity and labor expenses, rising debt service costs on loan issuers, and the potential for a recession in both the U.S. and global economies.
Manifesting investors’ concerns, higher-quality loans began to outperform lower-quality loans. Loan prices, which had risen earlier in the period, declined each month from February through the end of the period. While mutual fund inflows for the asset class continued through April, flows turned negative in the final two months of the period and CLO demand declined as well. As of period-end on June 30, 2022, loan prices had fallen to $92.16 from $98.37 at the start of the period.
One remaining bright spot, however, was issuer fundamentals. The trailing 12-month default rate plummeted from 1.25% at the beginning of the period to 0.28% at period-end, near the market’s all-time low of 0.15%.
For the period as a whole, higher quality loans outperformed lower quality issues, with BBB-, BB-, B-, CCC- and D-rated (defaulted) loans in the Index returning -0.93%, -1.81%, -2.97%, -6.56%, and -17.74%, respectively.
Fund Performance
For the 12-month period ended June 30, 2022, Eaton Vance Floating-Rate 2022 Target Term Trust (the Fund) returned -4.04% at net asset value of its common shares (NAV), underperforming the -2.78% return of the Index. The Fund is managed against the stated objectives of delivering high current income and returning the initial NAV of $9.85 (before deduction of offering costs) per common share to shareholders after five years. At period end, the Fund’s NAV was $8.60.
The Fund’s employment of investment leverage was the largest detractor from performance versus the Index during the period. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage hurt performance versus the Index, which does not employ leverage, as leverage amplified the price declines of loans in the Fund’s underlying portfolio during the period.
The Fund’s out-of-Index allocation to corporate high yield bonds also detracted from Fund performance versus the Index. Rising interest rates led high yield bonds in general to underperform senior loans during the period.
Loan selections within the radio & television industry also detracted from Fund performance versus the Index; a loan to a struggling sports broadcasting firm was among the Fund’s top relative detractors during the period. Loan selections and underweight positions, relative to the Index, in the utilities and the lodging & casinos industries dragged on Fund performance versus the Index as well.
In contrast, loan selections in the health care and the electronics/electrical industries contributed to Fund returns versus the Index. The Fund’s small cash position also helped relative performance as the senior loan asset class delivered negative performance during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Management’s Discussion of Fund Performance† — continued

In anticipation of the Fund’s expected termination in October 2022, management began working in February 2022 to lower the potential risk profile of the portfolio. This benefited relative performance, as the change in fund positioning occurred before the selloff in the loan market that occurred during the final two months of the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Performance

Portfolio Manager(s) Craig P. Russ, Andrew N. Sveen, CFA, Catherine C. McDermott and Daniel P. McElaney, CFA
% Average Annual Total Returns[1,2]	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	07/31/2017	(4.04)%	—%	2.30%
Fund at Market Price	—	(5.83)	—	2.13

S&P/LSTA Leveraged Loan Index	—	(2.78)%	2.91%	2.82%
% Premium/Discount to NAV[3]
(0.81)%
Distributions [4]
Total Distributions per share for the period	$0.369
Distribution Rate at NAV	3.77%
Distribution Rate at Market Price	3.80
% Total Leverage[5]
Borrowings	20.96%
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Fund Profile

Top 10 Issuers (% of total investments)*
TransDigm, Inc.	1.5%
Hyland Software, Inc.	1.4
Applied Systems, Inc.	1.3
Virgin Media Bristol, LLC	1.3
Asurion LLC	1.3
Epicor Software Corporation	1.3
Banff Merger Sub, Inc.	1.2
Uber Technologies, Inc.	1.2
USI, Inc.	1.0
Tibco Software, Inc.	1.0
Total	12.5%

*	Excludes cash and cash equivalents.
Top 10 Industries (% of total investments)*
Software	20.1%
Diversified Telecommunication Services	5.7
IT Services	4.5
Health Care Providers & Services	4.3
Chemicals	4.2
Insurance	4.2
Machinery	4.2
Health Care Technology	3.4
Hotels, Restaurants & Leisure	3.4
Commercial Services & Supplies	3.1
Total	57.1%

*	Excludes cash and cash equivalents.

Credit Quality (% of bonds and loans)[1]
[1]	Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡

Investment Objectives. The Fund’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares of record on or about October 31, 2022 (the “Termination Date”). Although the Fund has an investment objective of returning Original NAV to common shareholders of record on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. See “Term Structure” below.
Principal Strategies. The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 80% of its managed assets in senior floating-rate loans (“Senior Loans”) of any maturity (“80% Policy”). Managed assets is the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage) (“Managed Assets”). As it nears the Termination Date, the Fund may deviate from its 80% Policy and invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to enhance the liquidity of its portfolio and reduce investment risk.
Senior Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions, including entities in emerging market countries. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (referred to as the “borrower” or “issuer”), are secured with first lien priority on specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower. Senior Loans held by the Fund typically have a dollar weighted average period until the next interest rate adjustment of approximately 90 days or less.
Loans are typically rated below investment grade (i.e., rated lower than BBB- by S&P Global Ratings (“S&P”). The Fund’s investments in below investment grade securities are commonly referred to as “junk” or “high yield” investments and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Under normal market conditions, no more than 15% of the Fund’s Managed Assets may be invested in securities rated CCC+ or lower by S&P or Fitch Ratings, or Caa1 or lower by Moody’s Investor Services, Inc. at time of purchase, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment adviser to be of comparable credit quality.
The Fund may use certain credit derivatives to take on additional credit risk and obtain exposure to Senior Loans. The Fund’s use of total return swaps, credit default swaps (including credit default swaps on high yield bonds or high yield bond indices) and other derivative transactions other than for hedging purposes, as measured by the total notional amount of such instruments, will not exceed 20% of the Fund’s Managed Assets. The Fund may also use certain derivatives for hedging purposes (e.g., to hedge credit risk, foreign currency risk or interest rate risk). Such derivatives include futures contracts and options thereon, foreign currency exchange contracts and other currency hedging strategies, and interest rate swaps. There is no limit on the use of derivatives for hedging purposes.
Under normal conditions, the Fund may invest up to 20% of its Managed Assets in (1) income producing securities (including, without limitation, U.S. government and U.S. government agency backed debt securities and investment grade and below investment grade corporate debt securities (commonly referred to as “junk” or “high yield” securities, collectively “High Yield Bonds”)), (2) loan interests that have a lower than first lien priority on collateral or that are not secured by any specific collateral of the borrower (“Junior Loans”), (3) warrants and equity securities, including common stock and preferred stock, issued by a borrower or its affiliates and (4) investment companies. The longest maturity for any high yield securities in which the Fund invests will be not more than six months beyond the Termination Date. The Fund will not invest more than 5% of its Managed Assets in securities issued by a single issuer, other than securities issued by the U.S. government.
The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.
Term Structure. In accordance with its Declaration of Trust, the Fund will terminate at the close of business on or about the Termination Date. The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to common shareholders of record. However, if the Fund’s Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to shareholders but without shareholder approval, the Fund’s term may be extended, and the Termination Date deferred, for one period of up to twelve months and one period of up to six months by a vote of the Board of Trustees.
Principal Risks
Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets and include such events as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.
Five Year Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money. Expenses associated with liquidation of the Fund’s assets may also be substantial during this period. In addition, during the life of the Fund, the value of the Fund’s assets could change significantly, and

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

the Fund could incur substantial losses prior to or at liquidation. Although the Fund has an investment objective of returning Original NAV to common shareholders of record on or about the Termination Date, the Fund may not be successful in achieving this objective. The return of Original NAV is not an express or implied guarantee obligation of the Fund. There can be no assurance that the Fund will be able to return Original NAV to shareholders of record, and such return is not backed or otherwise guaranteed by the adviser or any other entity.
The Fund’s ability to return Original NAV to common shareholders of record on or about the Termination Date will depend on market conditions, the presence or absence of defaulted or distressed securities in the Fund’s portfolio that may prevent those securities from being sold in a timely manner at a reasonable price, and the performance of the Fund’s portfolio investments and cash flow management. The Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains, in pursuit of its objective to return Original NAV to shareholders upon termination. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund. In addition, the Fund’s investment in higher quality and lower yielding securities, especially as the Fund nears its Termination Date, may reduce investment income and, therefore, the monthly dividends during the period closely prior to termination. To the extent that lower distribution rates may negatively impact common share price, such reduced yield and monthly dividends may cause a reduction of common share price. The Fund may invest less than 80% of its Managed Assets in Senior Loans shortly prior to the original Termination Date and during any extension of the Termination Date. During such time, the Fund may not earn as much income as it would in Senior Loans.
Credit Risk. Investments in fixed-income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure secured and unsecured subordinated loans, second lien loans and subordinate bridge loans, involve a higher degree of overall risk than Senior Loans to the same borrower.
Additional Risks of Loans. Loans are traded in a private, unregulated interdealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.
Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.
Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.
LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR has become increasingly well defined in advance of the

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

anticipated discontinuation, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. Any effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund, and such effects may occur prior to the anticipated discontinuation of the remaining LIBOR settings in 2023. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner.
Leverage Risk. Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.
Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.
Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.
Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.
U.S. Government Securities Risk. Although certain U.S. Government sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.
Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.
Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
The Fund's Investment Objectives, Principal Strategies and Principal Risks‡ — continued

abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.
Market Discount Risk. As with any security, the market value of the common shares may increase or decrease from the amount initially paid for the common shares. The Fund's common shares have traded both at a premium and at a discount relative to NAV. The shares of closed-end management investment companies frequently trade at a discount from their NAV. This is a risk separate and distinct from the risk that the Fund's NAV may decrease.
Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.
Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Important Notice to Shareholders
The following information in this annual report is a summary of certain changes since June 30, 2021. This information may not reflect all of the changes that have occurred since you purchased this fund.
As previously announced on March 11, 2022, the Trust's portfolio managers include Craig P. Russ, Andrew N. Sveen, Catherine C. McDermott and Daniel McElaney.
In addition, effective July 1, 2022, the Trust is managed by Andrew N. Sveen, Catherine C. McDermott and Daniel P. McElaney.

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
‡	The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. Common shares of the Fund are available for purchase and sale only at current market prices in secondary market trading. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

[1]	S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.
[3]	The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.
[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.
[5]	Leverage represents the liquidation value of the Fund’s borrowings outstanding as a percentage of Fund net assets applicable to common shares plus borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.
Fund profile subject to change due to active management.
Important Notice to Shareholders
Effective April 29, 2022, the Trust began to prepare for its expected termination on October 31, 2022 (the Termination Date). During this period, the Trust may deviate from its policy of investing at least 80% of managed assets in senior floating-rate loans and invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to enhance the liquidity of its portfolio and reduce investment risk. Investing in higher credit quality instruments may reduce the amount of income available for distribution to common shareholders.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments

Corporate Bonds — 3.0%
Security	Principal Amount (000's omitted)	Value
Building and Development — 0.2%
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875%, 4/15/23(1)	$500	$ 499,660
		$ 499,660
Cable and Satellite Television — 0.5%
CSC Holdings, LLC, 5.875%, 9/15/22	$925	$ 921,726
		$ 921,726
Financial Intermediaries — 0.9%
Ford Motor Credit Co., LLC, 3.087%, 1/9/23	$925	$ 917,033
Navient Corp., 5.50%, 1/25/23	1,007	1,000,082
		$ 1,917,115
Lodging and Casinos — 0.2%
MGM Resorts International, 6.00%, 3/15/23	$310	$ 309,834
		$ 309,834
Oil and Gas — 0.5%
Energy Transfer, L.P., 4.25%, 3/15/23	$1,000	$ 999,762
		$ 999,762
Telecommunications — 0.7%
Sprint Communications, Inc., 6.00%, 11/15/22	$1,500	$ 1,511,036
		$ 1,511,036
Total Corporate Bonds (identified cost $6,181,547)		$ 6,159,133

Senior Floating-Rate Loans — 119.3%(2)
Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense — 2.6%
AI Convoy (Luxembourg) S.a.r.l., Term Loan, 5.052%, (USD LIBOR + 3.50%), 1/18/27(3)	$268	$ 257,057
Dynasty Acquisition Co., Inc.:
Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 4/6/26	651	603,101
Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 4/6/26	350	324,248
Borrower/Description	Principal Amount (000's omitted)	Value
Aerospace and Defense (continued)
Spirit Aerosystems, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 1/15/25	$222	$ 216,552
TransDigm, Inc.:
Term Loan, 3.916%, (1 mo. USD LIBOR + 2.25%), 8/22/24	1,171	1,131,289
Term Loan, 3.916%, (1 mo. USD LIBOR + 2.25%), 12/9/25	2,852	2,715,263
		$ 5,247,510
Airlines — 0.1%
Mileage Plus Holdings, LLC, Term Loan, 7.313%, (3 mo. USD LIBOR + 5.25%), 6/21/27	$300	$ 297,984
		$ 297,984
Auto Components — 2.3%
Adient US, LLC, Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 4/10/28	$371	$ 346,809
Chassix, Inc., Term Loan, 7.325%, (USD LIBOR + 5.50%), 11/15/23(3)	239	202,539
Clarios Global, L.P., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 4/30/26	1,204	1,123,123
DexKo Global, Inc.:
Term Loan, 5.402%, (3 mo. USD LIBOR + 3.75%), 10/4/28	59	54,515
Term Loan, 5.982%, (3 mo. USD LIBOR + 3.75%), 10/4/28	314	290,018
Garrett LX I S.a.r.l., Term Loan, 4.49%, (3 mo. USD LIBOR + 3.25%), 4/30/28	273	253,832
LTI Holdings, Inc.:
Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 9/6/25	168	156,647
Term Loan, 6.416%, (1 mo. USD LIBOR + 4.75%), 7/24/26	73	68,197
Term Loan, 6.416%, (1 mo. USD LIBOR + 4.75%), 7/24/26	139	130,866
Term Loan - Second Lien, 6.416%, (1 mo. USD LIBOR + 4.75%), 7/24/26	84	79,312
Tenneco, Inc., Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 10/1/25	1,375	1,323,558
Truck Hero, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 1/31/28	469	421,453
Wheel Pros, LLC, Term Loan, 6.095%, (1 mo. USD LIBOR + 4.50%), 5/11/28	397	329,510
		$ 4,780,379
Automobiles — 0.3%
Bombardier Recreational Products, Inc., Term Loan, 3.666%, (1 mo. USD LIBOR + 2.00%), 5/24/27	$196	$ 181,833

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Automobiles (continued)
MajorDrive Holdings IV, LLC, Term Loan, 5.625%, (3 mo. USD LIBOR + 4.00%), 6/1/28	$248	$ 224,193
Thor Industries, Inc., Term Loan, 4.688%, (1 mo. USD LIBOR + 3.00%), 2/1/26	303	296,474
		$ 702,500
Beverages — 0.2%
Arterra Wines Canada, Inc., Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 11/24/27	$394	$ 370,852
		$ 370,852
Biotechnology — 0.3%
Alltech, Inc., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 10/13/28	$224	$ 211,002
Grifols Worldwide Operations USA, Inc., Term Loan, 3.666%, (1 mo. USD LIBOR + 2.00%), 11/15/27	324	306,887
		$ 517,889
Building Products — 1.4%
ACProducts, Inc., Term Loan, 6.97%, (USD LIBOR + 4.25%), 5/17/28(3)	$743	$ 578,686
Cornerstone Building Brands, Inc., Term Loan, 4.574%, (1 mo. USD LIBOR + 3.25%), 4/12/28	321	267,782
Gardner Denver, Inc., Term Loan, 3.375%, (1 mo. USD LIBOR + 1.75%), 3/1/27	433	416,784
Ingersoll-Rand Services Company, Term Loan, 3.375%, (1 mo. USD LIBOR + 1.85%), 3/1/27	513	494,211
LHS Borrower, LLC, Term Loan, 6.375%, (SOFR + 4.75%), 2/16/29	648	588,400
MI Windows and Doors, LLC, Term Loan, 5.125%, (SOFR + 3.50%), 12/18/27	108	101,242
Standard Industries, Inc., Term Loan, 3.788%, (6 mo. USD LIBOR + 2.50%), 9/22/28	492	477,823
		$ 2,924,928
Capital Markets — 2.3%
Advisor Group, Inc., Term Loan, 6.166%, (1 mo. USD LIBOR + 4.50%), 7/31/26	$414	$ 395,210
Aretec Group, Inc., Term Loan, 5.916%, (1 mo. USD LIBOR + 4.25%), 10/1/25	2,466	2,351,306
Brookfield Property REIT, Inc., Term Loan, 4.125%, (SOFR + 2.50%), 8/27/25	287	275,505
EIG Management Company, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 2/22/25	96	92,877
Borrower/Description	Principal Amount (000's omitted)	Value
Capital Markets (continued)
Franklin Square Holdings, L.P., Term Loan, 3.938%, (1 mo. USD LIBOR + 2.25%), 8/1/25	$192	$ 185,762
Hudson River Trading, LLC, Term Loan, 4.64%, (SOFR + 3.00%), 3/20/28	939	879,193
Mariner Wealth Advisors, LLC:
Term Loan, 4.496%, (SOFR + 3.25%), 8/18/28	28	26,418
Term Loan, 4.496%, (SOFR + 3.25%), 8/18/28	195	184,652
Victory Capital Holdings, Inc., Term Loan, 3.219%, (3 mo. USD LIBOR + 2.25%), 7/1/26	343	329,732
		$ 4,720,655
Chemicals — 5.3%
Aruba Investments, Inc., Term Loan, 5.633%, (1 mo. USD LIBOR + 4.00%), 11/24/27	$296	$ 275,523
Atotech B.V., Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 3/18/28	396	379,335
Charter NEX US, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 12/1/27	173	163,265
CPC Acquisition Corp., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 12/29/27	296	261,194
Gemini HDPE, LLC, Term Loan, 4.239%, (3 mo. USD LIBOR + 3.00%), 12/31/27	284	270,937
INEOS Enterprises Holdings US Finco, LLC, Term Loan, 5.075%, (3 mo. USD LIBOR + 3.50%), 8/28/26	80	77,625
INEOS Styrolution US Holding, LLC, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 1/29/26	965	913,368
INEOS US Finance, LLC:
Term Loan, 3.666%, (1 mo. USD LIBOR + 2.00%), 4/1/24	1,242	1,188,736
Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 11/8/28	274	260,940
Kraton Corporation, Term Loan, 5.109%, (SOFR + 3.25%), 3/15/29	200	190,522
Lonza Group AG, Term Loan, 6.25%, (3 mo. USD LIBOR + 4.00%), 7/3/28	719	645,813
LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 9/29/27	321	309,724
Messer Industries GmbH, Term Loan, 4.75%, (3 mo. USD LIBOR + 2.50%), 3/2/26	859	824,417
Momentive Performance Materials, Inc., Term Loan, 4.92%, (1 mo. USD LIBOR + 3.25%), 5/15/24	1,067	1,034,399
Orion Engineered Carbons GmbH, Term Loan, 4.50%, (3 mo. USD LIBOR + 2.25%), 9/24/28	174	169,997
Rohm Holding GmbH, Term Loan, 5.269%, (6 mo. USD LIBOR + 4.75%), 7/31/26	146	122,842
Starfruit Finco B.V., Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), 10/1/25	835	790,367

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Chemicals (continued)
Tronox Finance, LLC, Term Loan, 4.402%, (USD LIBOR + 2.25%), 3/10/28(3)	$1,249	$ 1,192,332
Venator Materials Corporation, Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 8/8/24	1,238	1,174,790
W.R. Grace & Co.-Conn., Term Loan, 6.063%, (3 mo. USD LIBOR + 3.75%), 9/22/28	498	470,137
		$ 10,716,263
Commercial Services & Supplies — 3.9%
Allied Universal Holdco, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 5/12/28	$1,299	$ 1,195,816
Aramark Services, Inc., Term Loan, 3.416%, (1 mo. USD LIBOR + 1.75%), 3/11/25	326	312,695
Asplundh Tree Expert, LLC, Term Loan, 3.416%, (1 mo. USD LIBOR + 1.75%), 9/7/27	467	453,020
Belfor Holdings, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 4/6/26	194	188,180
EnergySolutions, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 5/9/25	601	562,998
Garda World Security Corporation, Term Loan, 5.749%, (SOFR + 4.25%), 2/1/29	125	115,859
GFL Environmental, Inc., Term Loan, 4.239%, (3 mo. USD LIBOR + 3.00%), 5/30/25	779	762,699
Harsco Corporation, Term Loan, 3.938%, (1 mo. USD LIBOR + 2.25%), 3/10/28	173	160,689
IRI Holdings, Inc., Term Loan, 5.916%, (1 mo. USD LIBOR + 4.25%), 12/1/25	603	599,104
LABL, Inc., Term Loan, 6.666%, (1 mo. USD LIBOR + 5.00%), 10/29/28	323	297,909
PECF USS Intermediate Holding III Corporation, Term Loan, 5.916%, (1 mo. USD LIBOR + 4.25%), 12/15/28	299	270,665
Phoenix Services International, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 3/1/25	335	254,695
Prime Security Services Borrower, LLC, Term Loan, 3.557%, (USD LIBOR + 2.75%), 9/23/26(3)	983	921,360
SITEL Worldwide Corporation, Term Loan, 6.01%, (3 mo. USD LIBOR + 3.75%), 8/28/28	819	785,036
TMS International Corp., Term Loan, 4.129%, (USD LIBOR + 2.75%), 8/14/24(3)	99	94,560
TruGreen Limited Partnership, Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 11/2/27	222	211,375
Werner FinCo, L.P., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 7/24/24	834	787,881
		$ 7,974,541
Communications Equipment — 0.6%
CommScope, Inc., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 4/6/26	$681	$ 614,944
Borrower/Description	Principal Amount (000's omitted)	Value
Communications Equipment (continued)
Plantronics, Inc., Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 7/2/25	$450	$ 444,589
Tiger Acquisition, LLC, Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 6/1/28	223	199,586
		$ 1,259,119
Construction Materials — 0.9%
Quikrete Holdings, Inc., Term Loan, 4.291%, (1 mo. USD LIBOR + 2.63%), 2/1/27	$1,884	$ 1,776,656
		$ 1,776,656
Containers & Packaging — 2.0%
BWAY Holding Company, Term Loan, 4.312%, (1 mo. USD LIBOR + 3.25%), 4/3/24	$713	$ 672,244
Pregis TopCo Corporation, Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 7/31/26	244	230,344
Pretium PKG Holdings, Inc.:
Term Loan, 5.044%, (USD LIBOR + 4.00%), 10/2/28(3)	274	247,859
Term Loan - Second Lien, 7.793%, (USD LIBOR + 6.75%), 10/1/29(3)	175	151,813
Proampac PG Borrower, LLC, Term Loan, 5.008%, (USD LIBOR + 3.75%), 11/3/25(3)	905	841,003
Reynolds Group Holdings, Inc.:
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 2/5/26	566	530,032
Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 9/24/28	447	417,706
Trident TPI Holdings, Inc.:
Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 10/17/24	744	719,211
Term Loan, 5.597%, (3 mo. USD LIBOR + 4.00%), 9/15/28(4)	43	40,700
Term Loan, 6.25%, (3 mo. USD LIBOR + 4.00%), 9/15/28	304	285,969
		$ 4,136,881
Distributors — 0.7%
Autokiniton US Holdings, Inc., Term Loan, 5.62%, (1 mo. USD LIBOR + 4.50%), 4/6/28	$743	$ 688,669
White Cap Buyer, LLC, Term Loan, 5.275%, (SOFR + 3.75%), 10/19/27	862	794,566
		$ 1,483,235
Diversified Consumer Services — 0.8%
Ascend Learning, LLC, Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 12/11/28	$298	$ 276,859

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Diversified Consumer Services (continued)
KUEHG Corp., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 2/21/25	$1,354	$ 1,265,572
Sotheby's, Term Loan, 5.544%, (3 mo. USD LIBOR + 4.50%), 1/15/27	171	163,947
		$ 1,706,378
Diversified Telecommunication Services — 7.1%
Altice France S.A.:
Term Loan, 4.732%, (3 mo. USD LIBOR + 3.69%), 1/31/26	$1,242	$ 1,132,869
Term Loan, 5.411%, (3 mo. USD LIBOR + 4.00%), 8/14/26	1,477	1,351,649
CenturyLink, Inc., Term Loan, 3.916%, (1 mo. USD LIBOR + 2.25%), 3/15/27	2,706	2,493,120
GEE Holdings 2, LLC, Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 2.50% cash, 6.75% PIK, 3/23/26	8	7,160
Telenet Financing USD, LLC, Term Loan, 3.324%, (1 mo. USD LIBOR + 2.00%), 4/30/28	1,500	1,394,374
UPC Broadband Holding B.V., Term Loan, 3.574%, (1 mo. USD LIBOR + 2.25%), 4/30/28	325	308,181
UPC Financing Partnership, Term Loan, 4.324%, (1 mo. USD LIBOR + 3.00%), 1/31/29	1,275	1,210,188
Virgin Media Bristol, LLC:
Term Loan, 3.824%, (1 mo. USD LIBOR + 2.50%), 1/31/28	3,100	2,911,092
Term Loan, 4.574%, (1 mo. USD LIBOR + 3.25%), 1/31/29	475	455,406
Zayo Group Holdings, Inc., Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 3/9/27	919	824,627
Ziggo Financing Partnership, Term Loan, 3.824%, (1 mo. USD LIBOR + 2.50%), 4/30/28	2,650	2,476,094
		$ 14,564,760
Electrical Equipment — 0.9%
Brookfield WEC Holdings, Inc., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 8/1/25	$1,256	$ 1,190,710
GrafTech Finance, Inc., Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 2/12/25	227	219,532
II-VI Incorporated, Term Loan, 1/14/28(5)	475	456,238
		$ 1,866,480
Electronic Equipment, Instruments & Components — 1.4%
Chamberlain Group, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 11/3/28	$721	$ 657,654
CPI International, Inc., Term Loan, 4.739%, (3 mo. USD LIBOR + 3.50%), 7/26/24	678	669,031
Borrower/Description	Principal Amount (000's omitted)	Value
Electronic Equipment, Instruments & Components (continued)
Creation Technologies, Inc., Term Loan, 6.462%, (3 mo. USD LIBOR + 5.50%), 10/5/28	$450	$ 393,750
EXC Holdings III Corp., Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 12/2/24	854	820,469
Mirion Technologies, Inc., Term Loan, 5.627%, (6 mo. USD LIBOR + 2.75%), 10/20/28	323	305,628
		$ 2,846,532
Engineering & Construction — 1.6%
Aegion Corporation, Term Loan, 6.273%, (1 mo. USD LIBOR + 4.75%), 5/17/28	$198	$ 182,124
Amentum Government Services Holdings, LLC:
Term Loan, 5.163%, (SOFR + 4.00%), 2/15/29(3)	350	333,812
Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 1/29/27	368	350,503
American Residential Services, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 10/15/27	222	207,773
APi Group DE, Inc., Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 10/1/26	540	520,010
Centuri Group, Inc., Term Loan, 4.075%, (3 mo. USD LIBOR + 2.50%), 8/27/28	331	318,206
Northstar Group Services, Inc., Term Loan, 7.166%, (1 mo. USD LIBOR + 5.50%), 11/12/26	98	94,510
Pike Corporation, Term Loan, 4.67%, (1 mo. USD LIBOR + 3.00%), 1/21/28	168	159,942
USIC Holdings, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 5/12/28	1,099	1,006,637
		$ 3,173,517
Entertainment — 3.7%
Alchemy Copyrights, LLC, Term Loan, 4.062%, (1 mo. USD LIBOR + 3.00%), 3/10/28	$197	$ 190,612
Crown Finance US, Inc.:
Term Loan, 4.00%, (6 mo. USD LIBOR + 2.50%), 2/28/25	604	383,921
Term Loan, 4.25%, (6 mo. USD LIBOR + 2.75%), 9/30/26	561	346,180
Term Loan, 10.076%, (6 mo. USD LIBOR + 8.25%), 2/28/25	134	138,930
Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(6)	178	199,293
Delta 2 (LUX) S.a.r.l., Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 2/1/24	1,175	1,147,513
Live Nation Entertainment, Inc., Term Loan, 3.375%, (1 mo. USD LIBOR + 1.75%), 10/17/26	2,624	2,459,727

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Entertainment (continued)
Playtika Holding Corp., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 3/13/28	$828	$ 781,711
UFC Holdings, LLC, Term Loan, 3.50%, (6 mo. USD LIBOR + 2.75%, Floor 0.75%), 4/29/26	1,984	1,855,343
		$ 7,503,230
Equity Real Estate Investment Trusts (REITs) — 0.2%
Iron Mountain, Inc., Term Loan, 3.416%, (1 mo. USD LIBOR + 1.75%), 1/2/26	$335	$ 321,301
		$ 321,301
Food & Staples Retailing — 0.3%
US Foods, Inc., Term Loan, 3.575%, (3 mo. USD LIBOR + 2.00%), 9/13/26	$632	$ 595,462
		$ 595,462
Food Products — 1.3%
CHG PPC Parent, LLC, Term Loan, 4.688%, (1 mo. USD LIBOR + 3.00%), 12/8/28	$200	$ 188,527
Del Monte Foods, Inc., Term Loan, 5.684%, (SOFR + 4.25%), 5/16/29	200	189,167
Froneri International, Ltd., Term Loan, 3.916%, (1 mo. USD LIBOR + 2.25%), 1/29/27	809	747,189
H Food Holdings, LLC:
Term Loan, 5.354%, (1 mo. USD LIBOR + 3.69%), 5/23/25	650	586,643
Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 5/23/25	169	152,621
Monogram Food Solutions, LLC, Term Loan, 5.688%, (1 mo. USD LIBOR + 4.00%), 8/28/28	249	235,691
Nomad Foods Europe Midco Limited, Term Loan, 3.661%, (3 mo. USD LIBOR + 2.25%), 5/15/24	240	232,048
Shearer's Foods, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 9/23/27	172	156,147
Sovos Brands Intermediate, Inc., Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 6/8/28	228	215,427
		$ 2,703,460
Gas Utilities — 0.5%
CQP Holdco, L.P., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 6/5/28	$990	$ 939,675
		$ 939,675
Health Care Equipment & Supplies — 0.5%
Bayou Intermediate II, LLC, Term Loan, 5.786%, (3 mo. USD LIBOR + 4.50%), 8/2/28	$323	$ 308,015
Borrower/Description	Principal Amount (000's omitted)	Value
Health Care Equipment & Supplies (continued)
CryoLife, Inc., Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 6/1/27	$167	$ 159,187
Gloves Buyer, Inc., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 12/29/27	248	230,290
Journey Personal Care Corp., Term Loan, 6.50%, (3 mo. USD LIBOR + 4.25%), 3/1/28	446	347,490
		$ 1,044,982
Health Care Providers & Services — 5.4%
AEA International Holdings (Lux) S.a.r.l., Term Loan, 6.063%, (3 mo. USD LIBOR + 3.75%), 9/7/28	$473	$ 452,538
Cano Health, LLC, Term Loan, 5.625%, (SOFR + 4.00%), 11/23/27	191	176,379
CCRR Parent, Inc., Term Loan, 6.01%, (3 mo. USD LIBOR + 3.75%), 3/6/28	222	214,531
CHG Healthcare Services, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 3.25%), 9/29/28	496	467,561
Electron BidCo, Inc., Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 11/1/28	374	350,995
Ensemble RCM, LLC, Term Loan, 4.989%, (3 mo. USD LIBOR + 3.75%), 8/3/26	539	523,143
Hanger, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 3/6/25	379	366,952
LSCS Holdings, Inc., Term Loan, 6.75%, (3 mo. USD LIBOR + 4.50%), 12/16/28	348	331,708
MDVIP, Inc., Term Loan, 5.345%, (1 mo. USD LIBOR + 3.75%), 10/16/28	125	118,661
Medical Solutions Holdings, Inc.:
Term Loan, 3.50%, 11/1/28(4)	108	101,430
Term Loan, 6.377%, (6 mo. USD LIBOR + 3.50%), 11/1/28	566	531,176
Midwest Physician Administrative Services, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 3/12/28	198	181,700
National Mentor Holdings, Inc.:
Term Loan, 5.747%, (USD LIBOR + 3.75%), 3/2/28(3)	878	773,006
Term Loan, 6.01%, (3 mo. USD LIBOR + 3.75%), 3/2/28	25	21,808
Option Care Health, Inc., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 10/27/28	199	191,413
Pacific Dental Services, LLC, Term Loan, 4.759%, (1 mo. USD LIBOR + 3.25%), 5/5/28	223	214,118
Pediatric Associates Holding Company, LLC:
Term Loan, 4.085%, (USD LIBOR + 3.25%), 12/29/28(3)(4)	33	30,882
Term Loan, 5.076%, (6 mo. USD LIBOR + 3.25%), 12/29/28	217	203,569
Phoenix Guarantor, Inc.:
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 3/5/26	728	681,437

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Health Care Providers & Services (continued)
Phoenix Guarantor, Inc.: (continued)
Term Loan, 5.142%, (1 mo. USD LIBOR + 3.50%), 3/5/26	$1,533	$ 1,435,323
Radnet Management, Inc., Term Loan, 4.629%, (1 mo. USD LIBOR + 3.00%), 4/21/28	422	400,898
Select Medical Corporation, Term Loan, 4.17%, (1 mo. USD LIBOR + 2.50%), 3/6/25	2,144	2,054,313
Sound Inpatient Physicians, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 6/27/25	192	175,380
Surgery Center Holdings, Inc., Term Loan, 4.95%, (1 mo. USD LIBOR + 3.75%), 8/31/26	709	661,986
WP CityMD Bidco, LLC, Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 12/22/28	299	282,342
		$ 10,943,249
Health Care Technology — 4.3%
Bracket Intermediate Holding Corp., Term Loan, 5.219%, (3 mo. USD LIBOR + 4.25%), 9/5/25	$337	$ 324,523
Certara, L.P., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 8/15/26	952	931,034
Change Healthcare Holdings, LLC, Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 3/1/24	1,651	1,609,696
eResearchTechnology, Inc., Term Loan, 6.166%, (1 mo. USD LIBOR + 4.50%), 2/4/27	123	114,220
GHX Ultimate Parent Corporation, Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 6/28/24	1,331	1,270,749
Imprivata, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 12/1/27	469	451,766
MedAssets Software Intermediate Holdings, Inc., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 12/18/28	499	467,578
Navicure, Inc., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 10/22/26	1,773	1,680,053
PointClickCare Technologies, Inc., Term Loan, 5.938%, (6 mo. USD LIBOR + 3.00%), 12/29/27	247	233,297
Project Ruby Ultimate Parent Corp., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 3/3/28	444	417,157
Symplr Software, Inc., Term Loan, 6.654%, (SOFR + 4.50%), 12/22/27	396	375,782
Verscend Holding Corp., Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 8/27/25	851	816,562
		$ 8,692,417
Hotels, Restaurants & Leisure — 4.3%
1011778 B.C. Unlimited Liability Company, Term Loan, 3.416%, (1 mo. USD LIBOR + 1.75%), 11/19/26	$1,779	$ 1,702,862
Borrower/Description	Principal Amount (000's omitted)	Value
Hotels, Restaurants & Leisure (continued)
Carnival Corporation:
Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 6/30/25	$539	$ 503,156
Term Loan, 6.127%, (6 mo. USD LIBOR + 3.25%), 10/18/28	1,244	1,119,375
Fertitta Entertainment, LLC, Term Loan, 5.525%, (SOFR + 4.00%), 1/27/29	1,434	1,323,503
Hilton Grand Vacations Borrower, LLC, Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 8/2/28	397	372,287
IRB Holding Corp.:
Term Loan, 4.238%, (SOFR + 3.15%), 12/15/27	640	610,905
Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 2/5/25	794	754,996
Playa Resorts Holding B.V., Term Loan, 4.42%, (1 mo. USD LIBOR + 2.75%), 4/29/24	429	407,134
SeaWorld Parks & Entertainment, Inc., Term Loan, 4.688%, (1 mo. USD LIBOR + 3.00%), 8/25/28	397	374,272
SMG US Midco 2, Inc., Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 1/23/25	96	90,046
Stars Group Holdings B.V. (The), Term Loan, 4.50%, (3 mo. USD LIBOR + 2.25%), 7/21/26	992	945,770
Twin River Worldwide Holdings, Inc., Term Loan, 4.37%, (1 mo. USD LIBOR + 3.25%), 10/2/28	522	486,648
		$ 8,690,954
Household Durables — 0.0%(7)
CFS Brands, LLC, Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 3/20/25	$96	$ 83,774
		$ 83,774
Household Products — 0.4%
Energizer Holdings, Inc., Term Loan, 3.875%, (1 mo. USD LIBOR + 2.25%), 12/22/27	$428	$ 407,828
Kronos Acquisition Holdings, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 12/22/26	493	449,817
		$ 857,645
Independent Power and Renewable Electricity Producers — 0.6%
Calpine Corporation, Term Loan, 4.17%, (1 mo. USD LIBOR + 2.50%), 12/16/27	$1,256	$ 1,197,223
		$ 1,197,223
Insurance — 5.2%
Alliant Holdings Intermediate, LLC:
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 5/9/25	$859	$ 811,404
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 5/9/25	170	160,661

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Insurance (continued)
AmWINS Group, Inc., Term Loan, 3.916%, (1 mo. USD LIBOR + 2.25%), 2/19/28	$1,601	$ 1,513,933
AssuredPartners, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 2/12/27	1,293	1,212,293
Hub International Limited:
Term Loan, 4.214%, (3 mo. USD LIBOR + 3.00%), 4/25/25	1,848	1,750,466
Term Loan, 4.348%, (3 mo. USD LIBOR + 3.25%), 4/25/25	683	648,285
NFP Corp., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 2/15/27	1,356	1,259,484
Ryan Specialty Group, LLC, Term Loan, 4.625%, (SOFR + 3.00%), 9/1/27	712	687,382
USI, Inc.:
Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), 5/16/24	1,238	1,187,946
Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 12/2/26	1,526	1,448,390
		$ 10,680,244
Interactive Media & Services — 1.5%
Buzz Merger Sub, Ltd., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 1/29/27	$220	$ 208,391
Camelot U.S. Acquisition, LLC:
Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 10/30/26	707	670,648
Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 10/30/26	443	419,841
Foundational Education Group, Inc., Term Loan, 6.066%, (SOFR + 3.75%), 8/31/28	249	238,800
Getty Images, Inc., Term Loan, 6.125%, (3 mo. USD LIBOR + 4.50%), 2/19/26	1,287	1,249,363
Match Group, Inc., Term Loan, 3.194%, (3 mo. USD LIBOR + 1.75%), 2/13/27	275	258,844
		$ 3,045,887
Internet & Direct Marketing Retail — 0.4%
Adevinta ASA, Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), 6/26/28	$124	$ 118,181
CNT Holdings I Corp., Term Loan, 4.69%, (1 mo. USD LIBOR + 3.50%), 11/8/27	296	281,716
Hoya Midco, LLC, Term Loan, 3.75%, (SOFR + 3.25%, Floor 0.50%), 2/3/29	371	359,584
		$ 759,481
IT Services — 5.6%
Asurion, LLC:
Term Loan, 4.791%, (1 mo. USD LIBOR + 3.13%), 11/3/23	$945	$ 908,786
Borrower/Description	Principal Amount (000's omitted)	Value
IT Services (continued)
Asurion, LLC: (continued)
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 12/23/26	$1,064	$ 967,393
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 7/31/27	741	672,117
Term Loan - Second Lien, 6.916%, (1 mo. USD LIBOR + 5.25%), 1/31/28	920	799,020
Cyxtera DC Holdings, Inc., Term Loan, 4.64%, (1 mo. USD LIBOR + 3.00%), 5/1/24	713	667,969
Endure Digital, Inc., Term Loan, 4.62%, (1 mo. USD LIBOR + 3.50%), 2/10/28	1,905	1,723,578
EP Purchaser, LLC, Term Loan, 5.75%, (3 mo. USD LIBOR + 3.50%), 11/6/28	200	190,897
Gainwell Acquisition Corp., Term Loan, 6.25%, (3 mo. USD LIBOR + 4.00%), 10/1/27	2,318	2,204,665
Go Daddy Operating Company, LLC, Term Loan, 3.666%, (1 mo. USD LIBOR + 2.00%), 8/10/27	441	423,832
Indy US Bidco, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 3/5/28	272	252,789
Informatica, LLC, Term Loan, 4.438%, (1 mo. USD LIBOR + 2.75%), 10/27/28	1,247	1,186,869
NAB Holdings, LLC, Term Loan, 5.204%, (SOFR + 3.00%), 11/23/28	498	465,992
Rackspace Technology Global, Inc., Term Loan, 4.16%, (3 mo. USD LIBOR + 2.75%), 2/15/28	568	520,400
Sedgwick Claims Management Services, Inc., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 12/31/25	458	430,873
		$ 11,415,180
Leisure Products — 0.1%
Fender Musical Instruments Corporation, Term Loan, 5.226%, (SOFR + 4.00%), 12/1/28	$149	$ 141,085
		$ 141,085
Life Sciences Tools & Services — 0.9%
Cambrex Corporation, Term Loan, 5.125%, (SOFR + 3.50%), 12/4/26	$121	$ 114,483
Curia Global, Inc., Term Loan, 4.989%, (3 mo. USD LIBOR + 3.75%), 8/30/26	813	767,421
Loire Finco Luxembourg S.a.r.l., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 4/21/27	123	115,783
Packaging Coordinators Midco, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 11/30/27	593	561,388
Sotera Health Holdings, LLC, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 12/11/26	225	214,313
		$ 1,773,388

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Machinery — 5.2%
Alliance Laundry Systems, LLC, Term Loan, 4.524%, (USD LIBOR + 3.50%), 10/8/27(3)	$438	$ 417,192
American Trailer World Corp., Term Loan, 5.375%, (SOFR + 3.75%), 3/3/28	397	355,530
Conair Holdings, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 5/17/28	670	563,864
CPM Holdings, Inc., Term Loan, 4.562%, (1 mo. USD LIBOR + 3.50%), 11/17/25	121	115,498
Delachaux Group S.A., Term Loan, 5.738%, (3 mo. USD LIBOR + 4.50%), 4/16/26	164	149,717
Engineered Machinery Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 5/19/28	1,088	1,023,270
Filtration Group Corporation:
Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 3/29/25	1,082	1,027,747
Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 10/21/28	347	325,664
Gates Global, LLC, Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 3/31/27	2,300	2,176,303
Icebox Holdco III, Inc.:
Term Loan, 5.625%, 12/22/28(4)	69	64,457
Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 12/22/28	331	310,764
Madison IAQ, LLC, Term Loan, 4.524%, (6 mo. USD LIBOR + 3.25%), 6/21/28	1,485	1,357,661
Penn Engineering & Manufacturing Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 2.50%), 6/27/24	1,320	1,270,346
Titan Acquisition Limited, Term Loan, 5.877%, (6 mo. USD LIBOR + 3.00%), 3/28/25	1,125	1,035,055
Vertical US Newco, Inc., Term Loan, 4.019%, (6 mo. USD LIBOR + 3.50%), 7/30/27	516	484,928
		$ 10,677,996
Media — 3.3%
Charter Communications Operating, LLC, Term Loan, 3.42%, (1 mo. USD LIBOR + 1.75%), 2/1/27	$1,266	$ 1,211,218
CMG Media Corporation, Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 12/17/26	683	628,509
CSC Holdings, LLC:
Term Loan, 3.574%, (1 mo. USD LIBOR + 2.25%), 1/15/26	387	360,232
Term Loan, 3.824%, (1 mo. USD LIBOR + 2.50%), 4/15/27	459	427,702
Cumulus Media New Holdings, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/31/26	130	124,658
Diamond Sports Group, LLC:
Term Loan, 9.181%, (SOFR + 8.00%), 5/26/26	275	271,232
Term Loan - Second Lien, 4.431%, (SOFR + 3.25%), 8/24/26	1,629	389,462
Borrower/Description	Principal Amount (000's omitted)	Value
Media (continued)
Entravision Communications Corporation, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 11/29/24	$299	$ 291,472
Gray Television, Inc.:
Term Loan, 3.562%, (1 mo. USD LIBOR + 2.50%), 1/2/26	234	224,306
Term Loan, 4.062%, (1 mo. USD LIBOR + 3.00%), 12/1/28	448	429,280
iHeartCommunications, Inc.:
Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 5/1/26	776	722,846
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 5/1/26	156	145,400
Magnite, Inc., Term Loan, 6.022%, (USD LIBOR + 5.00%), 4/28/28(3)	272	262,041
MJH Healthcare Holdings, LLC, Term Loan, 5.109%, (SOFR + 3.60%), 1/28/29	125	117,812
Nexstar Broadcasting, Inc., Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 9/18/26	112	110,647
Recorded Books, Inc., Term Loan, 6.003%, (3 mo. USD LIBOR + 4.00%), 8/29/25	94	89,564
Sinclair Television Group, Inc., Term Loan, 4.17%, (1 mo. USD LIBOR + 2.50%), 9/30/26	243	223,523
Univision Communications, Inc., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 3/15/24	672	660,996
		$ 6,690,900
Metals/Mining — 0.9%
Dynacast International, LLC, Term Loan, 10.506%, (3 mo. USD LIBOR + 9.00%), 10/22/25	$245	$ 228,992
WireCo WorldGroup, Inc., Term Loan, 5.688%, (3 mo. USD LIBOR + 4.25%), 11/13/28	222	209,569
Zekelman Industries, Inc., Term Loan, 4.185%, (3 mo. USD LIBOR + 2.00%), 1/24/27	1,496	1,400,675
		$ 1,839,236
Oil, Gas & Consumable Fuels — 1.8%
Buckeye Partners, L.P., Term Loan, 3.916%, (1 mo. USD LIBOR + 2.25%), 11/1/26	$1,026	$ 985,647
Centurion Pipeline Company, LLC:
Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 9/29/25	97	93,787
Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 9/28/25	99	95,172
CITGO Holding, Inc., Term Loan, 8.666%, (1 mo. USD LIBOR + 7.00%), 8/1/23	97	95,688
CITGO Petroleum Corporation, Term Loan, 7.916%, (1 mo. USD LIBOR + 6.25%), 3/28/24	860	850,623
Freeport LNG Investments, LLP, Term Loan, 4.563%, (3 mo. USD LIBOR + 3.50%), 12/21/28	297	264,522

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Oil, Gas & Consumable Fuels (continued)
Oryx Midstream Services Permian Basin, LLC, Term Loan, 4.705%, (3 mo. USD LIBOR + 3.25%), 10/5/28	$373	$ 355,168
Oxbow Carbon, LLC, Term Loan, 6.50%, (3 mo. USD LIBOR + 4.25%), 10/17/25	114	111,496
QuarterNorth Energy Holding, Inc., Term Loan - Second Lien, 9.666%, (1 mo. USD LIBOR + 8.00%), 8/27/26	423	424,807
UGI Energy Services, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 8/13/26	388	379,917
		$ 3,656,827
Paper & Forest Products — 0.3%
Neenah, Inc., Term Loan, 6.75%, (USD Prime + 2.00%), 4/6/28	$542	$ 539,007
		$ 539,007
Personal Products — 0.4%
HLF Financing S.a.r.l., Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 8/18/25	$375	$ 355,841
Sunshine Luxembourg VII S.a.r.l., Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 10/1/26	444	412,713
		$ 768,554
Pharmaceuticals — 1.8%
Amneal Pharmaceuticals, LLC, Term Loan, 5.497%, (USD LIBOR + 3.50%), 5/4/25(3)	$1,336	$ 1,211,963
Bausch Health Companies, Inc., Term Loan, 6.549%, (SOFR + 5.25%), 2/1/27	253	218,008
Elanco Animal Health Incorporated, Term Loan, 2.812%, (1 mo. USD LIBOR + 1.75%), 8/1/27	730	690,828
Horizon Therapeutics USA, Inc., Term Loan, 3.375%, (1 mo. USD LIBOR + 1.75%), 3/15/28	815	788,210
Jazz Financing Lux S.a.r.l., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 5/5/28	693	662,434
		$ 3,571,443
Professional Services — 1.5%
APFS Staffing Holdings, Inc., Term Loan, 5.525%, (SOFR + 4.00%), 12/29/28	$125	$ 119,856
CoreLogic, Inc., Term Loan, 5.188%, (1 mo. USD LIBOR + 3.50%), 6/2/28	1,184	983,504
Deerfield Dakota Holding, LLC, Term Loan, 5.275%, (SOFR + 3.75%), 4/9/27	784	740,488
First Advantage Holdings, LLC, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 1/31/27	257	247,301
Borrower/Description	Principal Amount (000's omitted)	Value
Professional Services (continued)
Trans Union, LLC, Term Loan, 3.916%, (1 mo. USD LIBOR + 2.25%), 12/1/28	$823	$ 787,118
Vaco Holdings, LLC, Term Loan, 7.204%, (SOFR + 5.00%), 1/21/29	124	119,711
		$ 2,997,978
Real Estate Management & Development — 1.0%
Cushman & Wakefield U.S. Borrower, LLC, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 8/21/25	$2,124	$ 2,002,173
		$ 2,002,173
Road & Rail — 2.3%
Grab Holdings, Inc., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26	$884	$ 812,420
Kenan Advantage Group, Inc., Term Loan, 5.383%, (1 mo. USD LIBOR + 3.75%), 3/24/26	936	874,926
Uber Technologies, Inc.:
Term Loan, 5.075%, (3 mo. USD LIBOR + 3.50%), 4/4/25	1,311	1,261,135
Term Loan, 5.075%, (3 mo. USD LIBOR + 3.50%), 2/25/27	1,899	1,825,649
		$ 4,774,130
Semiconductors & Semiconductor Equipment — 0.6%
Altar Bidco, Inc., Term Loan, 5.506%, (SOFR + 3.35%), 2/1/29(3)	$600	$ 554,813
Cohu, Inc., Term Loan, 3.519%, (6 mo. USD LIBOR + 3.00%), 10/1/25	90	88,298
MACOM Technology Solutions Holdings, Inc., Term Loan, 3.916%, (1 mo. USD LIBOR + 2.25%), 5/17/24	103	101,152
Ultra Clean Holdings, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 8/27/25	456	443,562
		$ 1,187,825
Software — 25.1%
Applied Systems, Inc.:
Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), 9/19/24	$3,374	$ 3,249,202
Term Loan - Second Lien, 7.75%, (3 mo. USD LIBOR + 5.50%), 9/19/25	171	165,473
AppLovin Corporation:
Term Loan, 5.25%, (3 mo. USD LIBOR + 3.00%), 10/25/28	698	665,956
Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 8/15/25	1,819	1,745,843
Aptean, Inc., Term Loan, 5.916%, (1 mo. USD LIBOR + 4.25%), 4/23/26	316	302,391

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Software (continued)
AQA Acquisition Holding, Inc., Term Loan, 5.916%, (1 mo. USD LIBOR + 4.25%), 3/3/28	$347	$ 335,816
Astra Acquisition Corp., Term Loan, 6.916%, (1 mo. USD LIBOR + 5.25%), 10/25/28	766	667,503
Banff Merger Sub, Inc.:
Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 10/2/25	3,110	2,898,741
Term Loan - Second Lien, 7.166%, (1 mo. USD LIBOR + 5.50%), 2/27/26	400	372,500
Barracuda Networks, Inc., Term Loan, 5.982%, (3 mo. USD LIBOR + 3.75%), 2/12/25	1,089	1,081,320
Ceridian HCM Holding, Inc., Term Loan, 4.166%, (1 mo. USD LIBOR + 2.50%), 4/30/25	553	525,766
Cloudera, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 10/8/28	1,222	1,128,255
Cornerstone OnDemand, Inc., Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 10/16/28	623	560,054
Delta TopCo, Inc., Term Loan, 5.836%, (3 mo. USD LIBOR + 3.75%), 12/1/27	569	518,373
e2open, LLC, Term Loan, 4.835%, (3 mo. USD LIBOR + 3.50%), 2/4/28	1,832	1,731,545
ECI Macola Max Holding, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 3.75%), 11/9/27	1,530	1,449,404
Epicor Software Corporation, Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 7/30/27	3,477	3,279,815
Finastra USA, Inc., Term Loan, 4.739%, (3 mo. USD LIBOR + 3.50%), 6/13/24	2,584	2,332,669
Fiserv Investment Solutions, Inc., Term Loan, 5.455%, (3 mo. USD LIBOR + 4.00%), 2/18/27	220	209,751
GoTo Group, Inc., Term Loan, 6.345%, (1 mo. USD LIBOR + 4.75%), 8/31/27	763	599,249
Greeneden U.S. Holdings II, LLC, Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 12/1/27	346	331,282
Hyland Software, Inc., Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 7/1/24	3,614	3,501,361
Imperva, Inc., Term Loan, 5.399%, (3 mo. USD LIBOR + 4.00%), 1/12/26	246	221,013
Ivanti Software, Inc.:
Term Loan, 5.611%, (3 mo. USD LIBOR + 4.00%), 12/1/27	272	232,639
Term Loan, 5.848%, (3 mo. USD LIBOR + 4.25%), 12/1/27	1,042	897,107
MA FinanceCo., LLC, Term Loan, 5.915%, (3 mo. USD LIBOR + 4.25%), 6/5/25	642	589,130
Magenta Buyer, LLC, Term Loan, 5.98%, (3 mo. USD LIBOR + 4.75%), 7/27/28	1,642	1,483,047
Marcel LUX IV S.a.r.l.:
Term Loan, 4.69%, (SOFR + 3.25%), 3/15/26	583	561,944
Term Loan, 5.565%, (SOFR + 4.00%), 12/31/27	39	37,711
Borrower/Description	Principal Amount (000's omitted)	Value
Software (continued)
Mavenir Systems, Inc., Term Loan, 6.205%, (3 mo. USD LIBOR + 4.75%), 8/18/28	$175	$ 163,216
McAfee, LLC, Term Loan, 5.145%, (SOFR + 4.00%), 3/1/29	1,300	1,182,675
Mediaocean, LLC, Term Loan, 5.166%, (1 mo. USD LIBOR + 3.50%), 12/15/28	299	284,786
MH Sub I, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 9/13/24	174	163,902
Panther Commercial Holdings, L.P., Term Loan, 5.739%, (3 mo. USD LIBOR + 4.50%), 1/7/28	396	372,920
Polaris Newco, LLC, Term Loan, 5.666%, (1 mo. USD LIBOR + 4.00%), 6/2/28	1,291	1,195,871
Proofpoint, Inc., Term Loan, 4.825%, (3 mo. USD LIBOR + 3.25%), 8/31/28	1,095	1,021,135
RealPage, Inc., Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 4/24/28	2,729	2,526,037
Seattle Spinco, Inc., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 6/21/24	923	880,090
SolarWinds Holdings, Inc., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 2/5/24	1,399	1,341,414
Sophia, L.P., Term Loan, 5.50%, (3 mo. USD LIBOR + 3.25%), 10/7/27	2,147	2,010,536
Sovos Compliance, LLC:
Term Loan, 6.152%, (1 mo. USD LIBOR + 4.50%), 8/11/28	48	45,247
Term Loan, 6.166%, (1 mo. USD LIBOR + 4.50%), 8/11/28	276	260,703
SS&C European Holdings S.a.r.l., Term Loan, 3.416%, (1 mo. USD LIBOR + 1.75%), 4/16/25	242	231,297
SS&C Technologies, Inc., Term Loan, 3.416%, (1 mo. USD LIBOR + 1.75%), 4/16/25	298	284,923
SurveyMonkey, Inc., Term Loan, 5.42%, (1 mo. USD LIBOR + 3.75%), 10/10/25	1,309	1,270,022
Tibco Software, Inc., Term Loan, 5.42%, (1 mo. USD LIBOR + 3.75%), 6/30/26	2,607	2,565,189
Turing Midco, LLC, Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 3/23/28	124	119,178
Ultimate Software Group, Inc. (The):
Term Loan, 4.212%, (3 mo. USD LIBOR + 3.25%), 5/4/26	1,749	1,648,249
Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 5/4/26	632	597,584
Veritas US, Inc., Term Loan, 7.25%, (3 mo. USD LIBOR + 5.00%), 9/1/25	1,028	847,663
VS Buyer, LLC, Term Loan, 4.666%, (1 mo. USD LIBOR + 3.00%), 2/28/27	440	417,148
		$ 51,104,645

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

Borrower/Description	Principal Amount (000's omitted)	Value
Specialty Retail — 2.8%
Belron Finance US, LLC, Term Loan, 3.875%, (3 mo. USD LIBOR + 2.50%), 4/13/28	$346	$ 332,664
Great Outdoors Group, LLC, Term Loan, 5.416%, (1 mo. USD LIBOR + 3.75%), 3/6/28	1,034	948,547
Harbor Freight Tools USA, Inc., Term Loan, 4.416%, (1 mo. USD LIBOR + 2.75%), 10/19/27	1,578	1,403,357
Les Schwab Tire Centers, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 11/2/27	2,221	2,089,316
Mattress Firm, Inc., Term Loan, 5.64%, (6 mo. USD LIBOR + 4.25%), 9/25/28	571	495,071
PetSmart, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/11/28	546	514,658
		$ 5,783,613
Technology Hardware, Storage & Peripherals — 0.2%
NCR Corporation, Term Loan, 3.74%, (3 mo. USD LIBOR + 2.50%), 8/28/26	$365	$ 354,962
		$ 354,962
Trading Companies & Distributors — 2.2%
Avolon TLB Borrower 1 (US), LLC, Term Loan, 3.845%, (1 mo. USD LIBOR + 2.25%), 12/1/27	$739	$ 703,890
DXP Enterprises, Inc., Term Loan, 6.416%, (1 mo. USD LIBOR + 4.75%), 12/16/27	246	239,170
Electro Rent Corporation, Term Loan, 6.098%, (3 mo. USD LIBOR + 5.00%), 1/31/24	858	836,985
Hillman Group, Inc. (The):
Term Loan, 2.88%, (1 mo. USD LIBOR + 2.75%), 7/14/28(4)	30	27,710
Term Loan, 4.392%, (1 mo. USD LIBOR + 2.75%), 7/14/28	122	114,891
Park River Holdings, Inc., Term Loan, 4.217%, (3 mo. USD LIBOR + 3.25%), 12/28/27	247	204,290
Spin Holdco, Inc., Term Loan, 5.611%, (3 mo. USD LIBOR + 4.00%), 3/4/28	1,654	1,528,630
SRS Distribution, Inc.:
Term Loan, 4.00%, (SOFR + 3.50%, Floor 0.50%), 6/2/28	175	161,252
Term Loan, 4.019%, (6 mo. USD LIBOR + 3.50%), 6/2/28	422	388,068
TricorBraun Holdings, Inc., Term Loan, 4.916%, (1 mo. USD LIBOR + 3.25%), 3/3/28	297	277,477
		$ 4,482,363
Total Senior Floating-Rate Loans (identified cost $259,331,865)		$242,887,348

Short-Term Investments — 2.9%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 1.38%(8)	5,808,842	$ 5,808,842
Total Short-Term Investments (identified cost $5,808,842)		$ 5,808,842
Total Investments — 125.2% (identified cost $271,322,254)		$254,855,323
Less Unfunded Loan Commitments — (0.1)%		$ (236,366)
Net Investments — 125.1% (identified cost $271,085,888)		$254,618,957
Notes Payable — (26.5)%		$ (54,000,000)
Other Assets, Less Liabilities — 1.4%		$ 2,980,571
Net Assets Applicable to Common Shares — 100.0%		$203,599,528
The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2022, the aggregate value of these securities is $499,660 or 0.2% of the Trust's net assets applicable to common shares.
(2)	Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) or the Secured Overnight Financing Rate (“SOFR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate. Rates for SOFR are generally 1 or 3-month tenors and may also be subject to a credit spread adjustment. Senior loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.
(3)	The stated interest rate represents the weighted average interest rate at June 30, 2022 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.
(4)	Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At June 30, 2022, the total value of unfunded loan commitments is $222,060. See Note 1F for description.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Portfolio of Investments — continued

(5)	This Senior Loan will settle after June 30, 2022, at which time the interest rate will be determined.
(6)	Fixed-rate loan.
(7)	Amount is less than 0.05%.
(8)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of June 30, 2022.
Abbreviations:
LIBOR	– London Interbank Offered Rate
PIK	– Payment In Kind
SOFR	– Secured Overnight Financing Rate
Currency Abbreviations:
USD	– United States Dollar

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Statement of Assets and Liabilities

June 30, 2022
Assets
Unaffiliated investments, at value (identified cost $265,277,046)	$ 248,810,115
Affiliated investment, at value (identified cost $5,808,842)	5,808,842
Cash	1,219,169
Foreign currency, at value (identified cost $35,855)	32,169
Interest receivable	613,983
Dividends receivable from affiliated investment	4,075
Receivable for investments sold	1,936,932
Prepaid upfront fees on notes payable	28,340
Prepaid expenses	13,986
Total assets	$258,467,611
Liabilities
Notes payable	$ 54,000,000
Payable for investments purchased	470,250
Payable to affiliates:
Investment adviser and administration fee	151,160
Trustees' fees	4,238
Interest expense and fees payable	130,047
Accrued expenses	112,388
Total liabilities	$ 54,868,083
Net assets applicable to common shares	$203,599,528
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$ 236,788
Additional paid-in capital	232,593,771
Accumulated loss	(29,231,031)
Net assets applicable to common shares	$203,599,528
Common Shares Issued and Outstanding	23,678,753
Net Asset Value Per Common Share
Net assets ÷ common shares issued and outstanding	$ 8.60

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Statement of Operations

Year Ended
June 30, 2022
Investment Income
Dividend income from affiliated investments	$ 9,249
Interest and other income	12,651,571
Total investment income	$ 12,660,820
Expenses
Investment adviser and administration fee	$ 2,204,692
Trustees’ fees and expenses	16,527
Custodian fee	150,266
Transfer and dividend disbursing agent fees	22,207
Legal and accounting services	51,873
Printing and postage	38,846
Interest expense and fees	1,501,455
Miscellaneous	33,104
Total expenses	$ 4,018,970
Deduct:
Waiver and/or reimbursement of expenses by affiliate	$ 935
Total expense reductions	$ 935
Net expenses	$ 4,018,035
Net investment income	$ 8,642,785
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment transactions	$ (1,883,637)
Investment transactions - affiliated investment	(89)
Foreign currency transactions	(871)
Net realized loss	$ (1,884,597)
Change in unrealized appreciation (depreciation):
Investments	$ (15,430,518)
Investments - affiliated investment	(13)
Foreign currency	(3,516)
Net change in unrealized appreciation (depreciation)	$(15,434,047)
Net realized and unrealized loss	$(17,318,644)
Net decrease in net assets from operations	$ (8,675,859)

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Statements of Changes in Net Assets

	Year Ended June 30,
	2022	2021
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 8,642,785	$ 9,313,969
Net realized loss	(1,884,597)	(3,073,511)
Net change in unrealized appreciation (depreciation)	(15,434,047)	20,820,449
Net increase (decrease) in net assets from operations	$ (8,675,859)	$ 27,060,907
Distributions to common shareholders	$ (8,732,006)	$ (9,945,706)
Capital share transactions:
Reinvestment of distributions to common shareholders	$ 354,193	$ 177,035
Net increase in net assets from capital share transactions	$ 354,193	$ 177,035
Net increase (decrease) in net assets	$ (17,053,672)	$ 17,292,236
Net Assets Applicable to Common Shares
At beginning of year	$ 220,653,200	$ 203,360,964
At end of year	$203,599,528	$220,653,200

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Statement of Cash Flows

Year Ended
June 30, 2022
Cash Flows From Operating Activities
Net decrease in net assets from operations	$ (8,675,859)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(63,744,657)
Investments sold and principal repayments	114,554,372
Decrease in short-term investments, net	632,960
Net amortization/accretion of premium (discount)	(456,070)
Amortization of prepaid upfront fees on notes payable	47,001
Decrease in interest receivable	141,440
Increase in dividends receivable from affiliated investment	(3,604)
Increase in prepaid expenses	(4,031)
Decrease in payable to affiliate for investment adviser and administration fee	(40,001)
Increase in payable to affiliate for Trustees' fees	113
Decrease in interest expense and fees payable	(133,312)
Decrease in accrued expenses	(52,437)
Decrease in unfunded loan commitments	(197,507)
Net change in unrealized (appreciation) depreciation from investments	15,430,531
Net realized loss from investments	1,883,726
Net cash provided by operating activities	$ 59,382,665
Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$ (8,377,813)
Liquidation of variable rate term preferred shares	(32,000,000)
Proceeds from notes payable	42,000,000
Repayments of notes payable	(63,000,000)
Payment of upfront fees on notes payable	(40,000)
Net cash used in financing activities	$ (61,417,813)
Net decrease in cash*	$ (2,035,148)
Cash at beginning of year (including foreign currency)	$ 3,286,486
Cash at end of year (including foreign currency)	$ 1,251,338
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$ 354,193
Cash paid for interest and fees on borrowings and variable rate term preferred shares	1,627,766
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(3,686).

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended June 30,				Period Ended June 30, 2018(1)
	2022	2021	2020	2019
Net asset value — Beginning of year (Common shares)	$ 9.330	$ 8.610	$ 9.490	$ 9.680	$ 9.850(2)
Income (Loss) From Operations
Net investment income(3)	$ 0.365	$ 0.394	$ 0.469	$ 0.502	$ 0.404
Net realized and unrealized gain (loss)	(0.726)	0.747	(0.826)	(0.159)	(0.152)
Total income (loss) from operations	$(0.361)	$ 1.141	$(0.357)	$ 0.343	$ 0.252
Less Distributions to Common Shareholders
From net investment income	$ (0.369)	$ (0.421)	$ (0.523)	$ (0.533)	$ (0.406)
Total distributions to common shareholders	$(0.369)	$(0.421)	$(0.523)	$(0.533)	$(0.406)
Offering costs charged to paid-in capital(3)	$ —	$ —	$ —	$ —	$(0.020)
Premium related to exercise of underwriters’ over-allotment option(3)	$ —	$ —	$ —	$ —	$ 0.004
Net asset value — End of year (Common shares)	$ 8.600	$ 9.330	$ 8.610	$ 9.490	$ 9.680
Market value — End of year (Common shares)	$ 8.530	$ 9.430	$ 8.100	$ 9.290	$ 9.440
Total Investment Return on Net Asset Value(4)	(4.04)%	13.56%	(3.65)%	3.86%	2.55% (5)(6)
Total Investment Return on Market Value(4)	(5.83)%	22.01%	(7.36)%	4.20%	0.01% (5)(6)

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Financial Highlights — continued

Selected data for a common share outstanding during the periods stated
	Year Ended June 30,				Period Ended June 30, 2018(1)
	2022	2021	2020	2019
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000’s omitted)	$203,600	$220,653	$203,361	$224,158	$228,461
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees	1.16% (7)	1.23%	1.24%	1.25%	1.24% (8)
Interest and fee expense(9)	0.69%	0.77%	1.68%	2.12%	1.53% (8)
Total expenses	1.85% (7)	2.00%	2.92%	3.37%	2.77% (8)
Net investment income	3.97%	4.31%	5.16%	5.25%	4.50% (8)
Portfolio Turnover	18%	33%	32%	22%	30% (5)
Senior Securities:
Total notes payable outstanding (in 000’s)	$ 54,000	$ 75,000	$ 79,500	$ 92,000	$100,000
Asset coverage per $1,000 of notes payable(10)	$ 4,770	$ 4,369	$ 3,961	$ 3,784	$ 3,605
Total variable rate term preferred shares outstanding	— (11)	320	320	320	320
Asset coverage per variable rate term preferred share(12)	$ —(11)	$306,218	$282,387	$280,773	$273,077
Involuntary liquidation preference per variable rate term preferred share(13)	$ —(11)	$100,000	$100,000	$100,000	$100,000
Approximate market value per variable rate term preferred share(13)	$ —(11)	$100,000	$100,000	$100,000	$100,000
(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.
(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.15 per share paid by the shareholders from the $10.00 offering price.
(3)	Computed using average common shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(7)	The investment adviser reduced a portion of its adviser and administration fee (equal to less than 0.005% of average daily net assets for the year ended June 30, 2022).
(8)	Annualized.
(9)	Interest and fee expense relates to the variable rate term preferred shares (see Note 2) and the notes payable (see Note 7) for the purpose of financial leverage.
(10)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and variable rate term preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.
(11)	As of June 30, 2022, the Trust had no variable rate term preferred shares outstanding (see Note 2).
(12)	Calculated by subtracting the Trust’s total liabilities (not including the notes payable and variable rate term preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the variable rate term preferred shares, and multiplying the result by the liquidation value of one variable rate term preferred share.
(13)	Plus accumulated and unpaid dividends.
†	Ratios based on net assets applicable to common shares plus variable rate term preferred shares and borrowings are presented below. Ratios for periods less than one year are annualized.
	Year Ended June 30,				Period Ended June 30, 2018(1)
	2022	2021	2020	2019
Expenses excluding interest and fees	0.80%	0.81%	0.80%	0.80%	0.83%
Interest and fee expense	0.48%	0.51%	1.08%	1.35%	1.02%
Total expenses	1.28%	1.32%	1.88%	2.15%	1.85%
Net investment income	2.75%	2.85%	3.32%	3.35%	3.00%
(1)	For the period from the start of business, July 31, 2017, to June 30, 2018.

See Notes to Financial Statements.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Notes to Financial Statements

1  Significant Accounting Policies
Eaton Vance Floating-Rate 2022 Target Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares of record on or about October 31, 2022 (the “Termination Date”). On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire its leverage facility, and seek to return Original NAV to common shareholders. On April 12, 2022, the Trust redeemed one of its leverage facilities (see Note 2) in advance of the Termination Date. On April 29, 2022, the Trust announced that due to challenging market conditions over the life of the Trust, the Trust is not expected to meet its objective of returning Original NAV to common shareholders at termination. Effective April 29, 2022, the Trust began to prepare for its expected termination. During the wind-up period, the Trust may deviate from its policy of investing at least 80% of managed assets in senior floating-rate loans and invest in higher credit quality instruments with maturities extending beyond the Termination Date to seek to enhance the liquidity of its portfolio and reduce investment risk.
The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.
A  Investment Valuation—The following methodologies are used to determine the market value or fair value of investments.
Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.
Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.
Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.
Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.
Other. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Notes to Financial Statements — continued

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s "fair value", which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B  Investment Transactions—Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C  Income—Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.
D  Federal Taxes—The Trust intends to make monthly distributions of net investment income and any net realized capital gains in amounts necessary to maintain its taxation as a regulated investment company for U.S. federal income tax purposes. For the purpose of pursuing its investment objective of returning Original NAV, the Trust may retain a portion of its net investment income and some or all of its net capital gains, which would result in the Trust paying U.S. federal excise and corporate income taxes.
As of June 30, 2022, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
E  Foreign Currency Translation—Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
F  Unfunded Loan Commitments—The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2022, the Trust had sufficient cash and/or securities to cover these commitments.
G  Use of Estimates—The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
H  Indemnifications—Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2  Variable Rate Term Preferred Shares
On September 6, 2017, the Trust issued 320 shares of Series C-1 Variable Rate Term Preferred Shares (VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit).
VRTP Shares were a form of preferred shares that represented stock of the Trust. They had a par value of $0.01 per share, a liquidation preference of $100,000 per share, and a mandatory redemption date of September 8, 2022, unless redeemed earlier by the Trust. Dividends on the VRTP Shares were determined each day based on a spread of 1.75% to three-month LIBOR. Such spread was determined based on the current credit rating of the VRTP Shares, which was provided by Moody’s Investor Service.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Notes to Financial Statements — continued

The VRTP Shares were redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The VRTP Shares were also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust was in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the VRTP Shares. The holders of the VRTP Shares, voting as a class, were entitled to elect two Trustees of the Trust. If the dividends on the VRTP Shares remained unpaid in an amount equal to two full years’ dividends, the holders of the VRTP Shares as a class had the right to elect a majority of the Board of Trustees.
On April 12, 2022, the Trust redeemed all of its VRTP Shares at a liquidation price of $100,000 per share plus any accrued but unpaid dividends. The number of VRTP Shares redeemed was 320 and their liquidation preference was $32,000,000.
3  Distributions to Shareholders and Income Tax Information
The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding VRTP Shares. The Trust may also distribute net realized capital gains, if any, generally not more than once per year. Distributions to common shareholders are recorded on the ex-dividend date. Prior to the redemption of the VRTP Shares, dividends to variable rate term preferred shareholders were accrued daily and payable quarterly. The amount of dividends accrued and the average annual dividend rate of the VRTP Shares during the year ended June 30, 2022 were $487,175 and 1.94%, respectively. Dividends accrued on VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.
Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions declared, including distributions on VRTP Shares that are treated as interest expense for financial reporting purposes, for the years ended June 30, 2022 and June 30, 2021 was as follows:
	Year Ended June 30,
	2022	2021
Ordinary income	$9,219,181	$10,600,375
As of June 30, 2022, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 24,193
Deferred capital losses	(12,413,912)
Net unrealized depreciation	(16,841,312)
Accumulated loss	$(29,231,031)
At June 30, 2022, the Trust, for federal income tax purposes, had deferred capital losses of $12,413,912 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at June 30, 2022, $381,814 are short-term and $12,032,098 are long-term.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2022, as determined on a federal income tax basis, were as follows:
Aggregate cost	$ 271,456,583
Gross unrealized appreciation	$ 96,098
Gross unrealized depreciation	(16,933,724)
Net unrealized depreciation	$ (16,837,626)
4  Investment Adviser and Administration Fee and Other Transactions with Affiliates
The investment adviser and administration fee is earned by Eaton Vance Management (EVM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory and administrative services rendered to the Trust. The investment adviser and administration fee is computed at an annual rate of 0.70% of the Trust’s average daily total managed assets and is payable monthly. During any extension period of the Trust’s term, the fee will be reduced to 0.35% of the Trust’s average daily total managed assets. Total managed assets means total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the year ended June 30, 2022, the Trust’s investment adviser and administration fee amounted to $2,204,692.
Effective April 26, 2022, the Trust may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the Liquidity Fund), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment adviser and administration fee paid by the Trust is reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Trust due to its investment in the Liquidity Fund. For the year ended June 30, 2022, the investment adviser and administration fee paid was reduced by $935 relating to the Trust’s investment in the Liquidity Fund. Prior to April 26, 2022, the Trust may have invested its cash in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. EVM did not receive a fee for advisory services provided to Cash Reserves Fund.
Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser and administration fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2022, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.
5  Purchases and Sales of Investments
Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $55,434,296 and $113,753,536, respectively, for the year ended June 30, 2022.
6  Common Shares of Beneficial Interest
Common shares issued by the Trust pursuant to its dividend reinvestment plan for the years ended June 30, 2022 and June 30, 2021 were 38,115 and 19,026, respectively.
7  Credit Agreement
The Trust has entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $80 million ($100 million prior to March 15, 2022). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the Secured Overnight Financing Rate (SOFR) and is payable monthly. Under the terms of the Agreement, in effect through March 14, 2023, the Trust pays a facility fee of 0.15% on the borrowing limit. In connection with the renewal of the Agreement on March 15, 2022, the Trust paid an upfront fee of $40,000, which is being amortized to interest expense over a period of one year. The unamortized balance at June 30, 2022 is approximately $28,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At June 30, 2022, the Trust had borrowings outstanding under the Agreement of $54,000,000 at an annual interest rate of 2.45%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2022 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at June 30, 2022. For the year ended June 30, 2022, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $72,054,795 and 1.11%, respectively.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Notes to Financial Statements — continued

8  Investments in Affiliated Funds
At June 30, 2022, the value of the Trust's investment in affiliated funds was $5,808,842, which represents 2.9% of the Trust's net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended June 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units/Shares, end of period
Short-Term Investments
Cash Reserves Fund	$6,441,904	$84,487,229	$(90,929,031)	$ (89)	$ (13)	$ —	$ 3,209	—
Liquidity Fund	—	21,044,892	(15,236,050)	—	—	5,808,842	6,040	5,808,842
Total				$ (89)	$ (13)	$5,808,842	$9,249
9  Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At June 30, 2022, the hierarchy of inputs used in valuing the Trust's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ —	$ 6,159,133	$ —	$ 6,159,133
Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	242,650,982	—	242,650,982
Short-Term Investments	5,808,842	—	—	5,808,842
Total Investments	$5,808,842	$248,810,115	$ —	$254,618,957
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2022 is not presented.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Notes to Financial Statements — continued

10  Risks and Uncertainties
Credit Risk
The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.
LIBOR Transition Risk
Certain instruments held by the Trust may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021, and is expected to cease publishing the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR has become increasingly well-defined, the impact on certain debt securities, derivatives and other financial instruments that utilize LIBOR remains uncertain. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.
Pandemic Risk
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. Any such impact could adversely affect the Trust's performance, or the performance of the securities in which the Trust invests.
11  Subsequent Events
In connection with the Trust's upcoming termination on October 31, 2022, the Trust repaid its outstanding borrowings of $25,000,000 under the Credit Agreement (the Agreement) on August 1, 2022 and terminated the Agreement on August 10, 2022. As of July 21, 2022, EVM reduced the investment adviser and administration fee paid by the Trust to 0.35% of the Trust's average daily total managed assets. As of July 21, 2022, the assets of the Trust were comprised primarily of cash, cash equivalents and receivables for securities that had been sold but unsettled.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate 2022 Target Term Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate 2022 Target Term Trust (the “Trust”), including the portfolio of investments, as of June 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from the start of business, July 31, 2017, to June 30, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of June 30, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from the start of business, July 31, 2017, to June 30, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of June 30, 2022, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Emphasis of Matter
As disclosed in Notes 1 and 11 to the financial statements, the Trust intends to cease its investment operations, liquidate its portfolio, retire its leverage facility, and seek to return Original NAV to common shareholders, on or about the Termination Date of October 31, 2022. On April 29, 2022, the Trust announced that due to challenging market conditions over the life of the Trust, the Trust is not expected to meet its objective of returning Original NAV to common shareholders at termination. Effective April 29, 2022, the Trust began to prepare for its expected termination. As of July 21, 2022, the assets of the Trust were comprised primarily of cash, cash equivalents and receivables for securities that had been sold but unsettled. Our opinion is not modified with respect to this matter.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
August 23, 2022
We have served as the auditor of one or more Eaton Vance investment companies since 1959.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended June 30, 2022, the Trust designates 100% of distributions from net investment income as a 163(j) interest dividend.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on April 14, 2022. The following actions were taken by the shareholders.
Proposal 1a: The election of Cynthia E. Frost, William H. Park and Helen Frame Peters as Class II Trustees of the Trust for a three-year term expiring in 2025.
The following votes were cast by the Trust’s common and VRTP shareholders, voting together as a single class:
	Number of Shares
Nominees for Trustee	For	Withheld
Cynthia E. Frost	20,358,744	232,121
William H. Park*	20,360,006	230,859
Helen Frame Peters*	20,350,125	240,740
Proposal 1b: The election of Valerie A. Mosley as a Class I Trustee of the Trust, for a three-year term expiring in 2025.
The following votes were cast by the Trust’s VRTP shareholders, voting separately as a single class:
	Number of Shares
Nominee for Trustee	For	Withheld
Valerie A. Mosley	320	0
*Mr. Park and Ms. Peters retired as Trustees effective July 1, 2022.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.
If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust's transfer agent re-register your Shares in your name or you will not be able to participate.
The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.
Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.
If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.
The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature	Date

Shareholder signature	Date
Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.
YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.
This authorization form, when signed, should be mailed to the following address:
Eaton Vance Floating-Rate 2022 Target Term Trust
c/o American Stock Transfer & Trust Company, LLC
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Board of Trustees’ Contract Approval

Overview of the Contract Review Process
The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.
At a meeting held on June 8, 2022, the Boards of Trustees/Directors (collectively, the “Board”) that oversee the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between April and June 2022. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.
In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)
Information about Fees, Performance and Expenses
• A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);
• A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;
• A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;
• In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board (a committee exclusively comprised of Independent Trustees);
•  Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;
•  Profitability analyses with respect to the adviser and sub-adviser to each of the funds;
Information about Portfolio Management and Trading
•  Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;
• The procedures and processes used to determine the value of fund assets, including, when necessary, the determination of “fair value” and actions taken to monitor and test the effectiveness of such procedures and processes;
•  Information about the policies and practices of each fund’s adviser and sub-adviser with respect to trading, including their processes for seeking best execution of portfolio transactions;
•  Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;
•  Data relating to the portfolio turnover rate of each fund and related information regarding active management in the context of particular strategies;
Information about each Adviser and Sub-adviser
•  Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;
•  Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;
1    Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report. Following the “Overview” section, further information regarding the Board’s evaluation of a fund’s contractual arrangements is included under the “Results of the Contract Review Process” section.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Board of Trustees’ Contract Approval — continued

•  Information regarding the adviser’s and its parent company’s (Morgan Stanley’s) efforts to retain and attract talented investment professionals, including in the context of a particularly competitive marketplace for talent, as well as the ongoing unique environment presented by hybrid, remote and other alternative work arrangements;
• The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;
•  Policies and procedures relating to proxy voting, including regular reporting with respect to fund proxy voting activities;
•  Information regarding the handling of corporate actions and class actions, as well as information regarding litigation and other regulatory matters;
•  Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;
•  Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;
• A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;
Other Relevant Information
•  Information regarding ongoing initiatives to further integrate and harmonize, where applicable, the investment management and other departments of the adviser and its affiliates with the overall investment management infrastructure of Morgan Stanley, in light of Morgan Stanley’s acquisition of Eaton Vance on March 1, 2021;
•  Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•  Information concerning oversight of the relationship with the custodian, subcustodians, fund accountants, and other third-party service providers by the adviser and/or administrator to each of the funds;
•  Information concerning efforts to implement policies and procedures with respect to various new regulations applicable to the funds, including Rule 12d1-4 (the Fund-of-Funds Rule), Rule 18f-4 (the Derivatives Rule) and Rule 2a-5 (the Fair Valuation Rule);
• For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices (including as compared to the closed-end fund’s net asset value (NAV)), trading volume data, continued use of auction preferred shares (where applicable), distribution rates and other relevant matters;
• The risks which the adviser and/or its affiliates incur in connection with the management and operation of the funds, including, among others, litigation, regulatory, entrepreneurial, and other business risks (and the associated costs of such risks); and
• The terms of each investment advisory agreement and sub-advisory agreement.
During the various meetings of the Board and its committees over the course of the year leading up to the June 8, 2022 meeting, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.
The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.
Results of the Contract Review Process
Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance Floating-Rate 2022 Target Term Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Board of Trustees’ Contract Approval — continued

Nature, Extent and Quality of Services
In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.
The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in senior floating rate loans. In this regard, the Board considered the experience of the Adviser’s large group of bank loan investment professionals and other personnel who manage other accounts, including other Eaton Vance Funds, that invest in senior floating rate loans. The Board also considered information regarding the management of the Fund’s portfolio in the context of the target term structure and noted the Adviser’s experience with this structure. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.
The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.
The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.
Fund Performance
The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as an appropriate benchmark index. The Board’s review included comparative performance data with respect to the Fund for the one- and three-year periods ended December 31, 2021. In this regard, the Board noted that the performance of the Fund was consistent with the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.
Management Fees and Expenses
The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended December 31, 2021, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of accounts. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.
After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.
Profitability and “Fall-Out” Benefits
The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution or other services.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Board of Trustees’ Contract Approval — continued

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.
The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.
Economies of Scale
In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board did not find that the implementation of breakpoints in the advisory fee schedule is warranted at this time.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Management and Organization

Fund Management. The Board of Trustees of the Fund (the “Board”) is responsible for the overall management and supervision of the affairs of the Fund. The Board members and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of the Fund’s current Trustee retirement policy, an Independent Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 74th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission, then such retirement and resignation will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Board member and officer is Two International Place, Boston, Massachusetts 02110. As used below, “BMR” refers to Boston Management and Research, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly-owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 137 funds (with the exception of Ms. Wiser who oversees 136 funds) in the Eaton Vance fund complex (including both funds and portfolios in a hub and spoke structure).
Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Trustee
Thomas E. Faust Jr. 1958	Class I Trustee	Until 2024. 3 years. Since 2007.	Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Fund, and his former position with EVC, which was an affiliate of the Fund prior to March 1, 2021.
Other Directorships. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (investment management firm) (2012-2021).
Noninterested Trustees
Mark R. Fetting 1954	Class I Trustee	Until 2024. 3 years. Since 2016.	Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).
Other Directorships. None.
Cynthia E. Frost 1961	Class II Trustee	Until 2025. 3 years. Since 2014.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987- 1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).
Other Directorships. None.
George J. Gorman 1952	Chairperson of the Board and Class I Trustee	Until 2024. 3 years. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships. None.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)
Valerie A. Mosley 1960	Class II Trustee	Until 2025. 3 years. Since 2014.	Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).
Other Directorships. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).
Keith Quinton 1958	Class I Trustee	Until 2024. 3 years. Since 2018.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).
Other Directorships. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
Marcus L. Smith 1966	Class III Trustee	Until 2023. 3 years. Since 2018.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).
Other Directorships. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).
Susan J. Sutherland 1957	Class III Trustee	Until 2023. 3 years. Since 2015.	Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).
Other Directorships. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).
Scott E. Wennerholm 1959	Class III Trustee	Until 2023. 3 years. Since 2016.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).
Other Directorships. None.
Nancy A. Wiser(1) 1967	Class II Trustee	Until 2025. 3 years. Since 2022.	Formerly, Executive Vice President and the Global Head of Operations at Wells Fargo Asset Management (2011-2021). Other Directorships. None.

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees
Eric A. Stein 1980	President	Since 2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).
Deidre E. Walsh 1971	Vice President and Chief Legal Officer	Since 2009	Vice President of EVM and BMR. Also Vice President of CRM.
James F. Kirchner 1967	Treasurer	Since 2007	Vice President of EVM and BMR. Also Vice President of CRM.

Eaton Vance
Floating-Rate 2022 Target Term Trust
June 30, 2022
Management and Organization — continued

Name and Year of Birth	Fund Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Jill R. Damon 1984	Secretary	Since 2022	Vice President of EVM and BMR since 2017. Formerly, associate at Dechert LLP (2009-2017).
Richard F. Froio 1968	Chief Compliance Officer	Since 2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012- 2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).
(1) Ms. Wiser began serving as a Trustee effective April 4, 2022.

Eaton Vance Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
To limit our sharing	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Eaton Vance Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Eaton Vance Funds
Potential Conflicts of Interest

As a diversified global financial services firm, Morgan Stanley engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of a Fund or Portfolio, if applicable, (collectively for the purposes of this section, “Fund” or “Funds”). Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley funds, any new or successor funds, programs, accounts or businesses (other than funds, programs accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. ("Eaton Vance Investment Accounts")), the "MS Investment Accounts, and, together with the Eaton Vance Investment Accounts, the "Affiliated Investment Accounts") with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund's investment objectives and present conflicts of interest. In addition, Morgan Stanley or the investment adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the MS Investment Accounts whether or not specifically identified.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the investment adviser. If such information becomes available, the investment adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity.
The investment adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on a Fund’s behalf. In addition, the investment adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the investment adviser or its affiliates unrelated to that of a Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the investment adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the investment adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.
The investment adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the investment adviser or Morgan Stanley. The investment adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley’s activities outside the Funds. In instances where trading of an investment is restricted, the investment adviser may not be able to purchase or sell such investment on behalf of a Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on a Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the investment adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the investment adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the investment adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the investment adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the investment adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and generally will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Funds, and will not have any obligation or other duty to share information with the investment adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The investment adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the investment adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the investment adviser may otherwise have purchased or sold for a Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the investment adviser generally will be subject to fiduciary requirements. The investment adviser may also implement internal information

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barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the investment adviser will also apply internally within the investment adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the investment adviser, the investment adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. A Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the investment adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund’s investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund’s advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the investment adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the investment adviser, including the Funds, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser. Each client of the investment adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the investment adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Eaton Vance fund, will invest in or advise a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.
In addition, certain investment professionals who are involved in a Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the investment adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in a Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the investment adviser, including a Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the investment adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the investment adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the

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equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the investment adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The investment adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The investment adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the investment adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the investment adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the investment adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the investment adviser in the allocation of management time, resources and investment opportunities. The investment adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment adviser investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The investment adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the investment adviser’s clients, including the Funds, and the Affiliated Investment Accounts managed by Morgan Stanley.
The investment adviser maintains separate trading desks by investment team and generally based on asset class, including two trading desks trading equity securities. These trading desks operate independently of one another. The two equity trading desks do not share information. The separate equity trading desks may result in one desk competing against the other desk when implementing buy and sell transactions, possibly causing certain accounts to pay more or receive less for a security than other accounts. In addition, Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share trading information with the investment adviser. These Morgan Stanley and affiliate trading desks may compete against the investment adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other Eaton Vance Investment Accounts (the “Eaton Vance Investment Department”) may be different from the entities and individuals that provide investment-related services to MS Investment Accounts (the “MS Investment Department and, together with the Eaton Vance Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, a MS Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the MS Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such account. The Eaton Vance Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the MS Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the Eaton Vance Investment Department. Although the Eaton Vance Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the Eaton Vance Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the MS Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.

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Payments to Broker-Dealers and Other Financial Intermediaries. The investment adviser and/or EVD may pay compensation, out of their own funds and not as an expense of the Funds, to certain financial intermediaries (which may include affiliates of the investment adviser and EVD), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Funds and/or shareholder servicing. For example, the investment adviser or EVD may pay additional compensation to a financial intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a financial intermediary, granting EVD access to a financial intermediary’s financial advisors and consultants, providing assistance in the ongoing education and training of a financial intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Funds. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Funds and/or some or all other Eaton Vance funds), amount of assets invested by the financial intermediary’s customers (which could include current or aged assets of the Funds and/or some or all other Eaton Vance funds), a Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the investment adviser and/or EVD. The amount of these payments may be different for different financial intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by financial intermediaries may provide such financial intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Funds over other investment options with respect to which these financial intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds or the amount that the Funds receive to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by financial intermediaries as to their compensation.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of a Fund. Furthermore, from time to time, the investment adviser or its affiliates may invest “seed” capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The investment adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund’s interests.
Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the investment adviser’s flexibility in making investments in such restructurings on a Fund’s behalf may be limited. Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

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To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the investment adviser) with a Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Funds. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the investment adviser or the Funds. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the investment adviser’s or a Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the investment adviser’s or a Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the investment adviser on a Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which a Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Eaton Vance funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with a Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when a Fund invests in certain companies or other entities, other funds affiliated with the investment adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the investment adviser may invest in the companies or other entities in which a Fund has made an

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investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund are different from (or take priority over) those held by such other funds, the investment adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The investment adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the investment adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Temporary Investments. To more efficiently invest short-term cash balances held by a Fund, the investment adviser may invest such balances on an overnight “sweep” basis in shares of one or more money market funds or other short-term vehicles. It is anticipated that the investment adviser to these money market funds or other short-term vehicles may be the investment adviser (or an affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act.
Transactions with Affiliates. The investment adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the investment adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the investment adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Funds use service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the investment adviser, related persons of the investment adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The investment adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Eaton Vance Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.
Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.
Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.
Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under "Closed-End Funds & Term Trusts."

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Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110
Custodian
State Street Bank and Trust Company
State Street Financial Center, One Lincoln Street
Boston, MA 02111
Transfer Agent
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
Two International Place
Boston, MA 02110

27978    6.30.22

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and Scott E. Wennerholm, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Wennerholm is a private investor. Previously, Mr. Wennerholm served as a Trustee at Wheelock College (postsecondary institution), as a Consultant at GF Parish Group (executive recruiting firm), Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm), Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm), and Vice President at Fidelity Investments Institutional Services (investment management firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2021 and June 30, 2022 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such period.

Eaton Vance Floating-Rate 2022 Target Term Trust

Fiscal Periods Ended	06/30/21	6/30/22
Audit Fees	$39,325	$39,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,710	$350
All Other Fees(3)	$0	$0

Total	$56,035	$39,950

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation

S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s last two fiscal years; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time period.

Fiscal Periods Ended	06/30/21	06/30/22
Registrant	$16,710	$350
Eaton Vance(1)	$98,500	$0

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, Keith Quinton, Scott E. Wennerholm (Chair), and Nancy A. Wiser are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Catherine C. McDermott, Daniel P. McElaney and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019, have been employed by EVM for more than five years and manage other Eaton Vance funds. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	7	$4,327.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Daniel P. McElaney
Registered Investment Companies	4	$1,652.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Andrew N. Sveen(1)
Registered Investment Companies	12	$42,159.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Catherine C. McDermott	None
Daniel P. McElaney	None
Andrew N. Sveen	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

The compensation structure of Eaton Vance and its affiliates that are investment advisers (for purposes of this section “Eaton Vance”) is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Eaton Vance employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Eaton Vance’s parent company, Morgan Stanley.

Base salary compensation. Generally, portfolio managers and research analysts receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers and research analysts may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions

•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates including Eaton Vance. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eaton Vance compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or Eaton Vance performance

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager(1) (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods),(2) provided that for funds that are tax-managed or otherwise have an objective of after-tax returns, performance net of taxes will be considered

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(1)	Generally, this is total return performance, provided that consideration may also be given to relative risk-adjusted performance.
(2)

When a fund’s peer group as determined by Lipper or Morningstar is deemed by the relevant Eaton Vance Chief Investment Officer, or in the case of the sub-advised Funds, the Director of Product Development and Sub-Advised Funds, not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate 2022 Target Term Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: August 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: August 23, 2022

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date: August 23, 2022